UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) January 16, 2003

                          TELECOM COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                     Indiana
         (State or other jurisdiction of incorporation or organization)

            333-62236                        35-2089848
    (Commission File Number)    (IRS Employer Identification Number)


               74 Shanan Road, Panyu, Guangzhou, GD 511490, China

                    (Address of principal executive offices)

                                 (8620)84879179
                                 --------------
              (Registrant's telephone number, including area code)

                  Item 4.  Change in Registrant's Certifying Accountant


                  (a) Previous Independent Accountants

(i)
                  On December 8, 2003, Telecom Communications, Inc. (the Registrant") dismissed Robert J. Ercek, CPA ("Ercek"), as its independent accountant, effective immediately. Ercek served as the Registrant's independent accountants during the period from January 1, 2001 to September 30, 2003 (the "engagement period").

(ii)              The decision to dismiss Ercek was approved by the Registrant's board of directors.

(iii) During the engagement period, there were no disagreements with Ercek on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ercek, would have caused them to make reference thereto in their report on the financial statements for such periods. Ercek's reports on the financial statements of the Registrant for fiscal years September 2002 an 2001 and any subsequent interim period preceding the dismissal did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to financial statement disclosure, audit scope or procedure, or accounting principles or practices except that the report was modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Registrant would continue as a going concern.

(iv) During the engagement period, none of the events described in Regulation S-K Item 304(a)(1)(iv)(B) occurred.

(v) On December 30, 2003, the Registrant delivered a copy of the disclosure that it proposed to make in Item 4 of this Form 8-K, and requested that Ercek furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ercek agreed with such disclosures. A copy of this letter, dated January 15, indicating such agreement, is filed as an exhibit to this Form 8-K.

                  (b) New Independent Accountants

(i) The Registrant engaged the firm of Sherb & Co., LLP ("Sherb") as its independent accountants for the fiscal year ending September 30, 2003, upon approval on January 1, 2004 by the Company's Board of Directors.

(ii) During the two most recent calendar years, the Company has not consulted with Sherb with respect to any matter that was either the subject of a disagreement (as defined in Item 304
                  (a)(1)(iv)(A) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(iv)(B) of Regulation S-K).

                  Item 7.
                                    Financial Statements and Exhibits

                  Financial Statements
                    None.

                 Exhibits
                   See Exhibit Index attached hereto and incorporated herein by reference.


                                    SIGNATURE

                Pursuant to the requirements of the Securities
                Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Telecom Communications, Inc.

                                                             /s/ Fred Deng

                                              Fred Deng, Chief Executive Officer
                                              Date: January 16, 2004

                                  EXHIBIT INDEX

         Exhibit Number   Description

         16.1 Letter of Robert J. Ercek, CPA dated January 15, regarding change in certifying accountant.

                                                                  Exhibit 16.1

                              ROBERT G. ERCEK, CPA
                            1756 West Ave. J-12 #107
                       Lancaster, CA 93534 (661)-726-9448

January 15, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Re:
    Telecom Communications, Inc.
    File No. 333-62236


                  Dear Sir or Madam:

                           We have read Item 4(a) of the Form 8-K of Telecom
                  Communications, Inc., dated December 30, 2003, and agree with the statements regarding our firm. We have no basis to agree or disagree with other statements made by the Registrant therein.


                                                     Yours very truly,

                                                     /s/ Robert J. Ercek, CPA.

                                                     Robert J. Ercek, CPA